Exhibit 99.1

Qualcomm and SSW Partners Reach Definitive Agreement to Acquire Veoneer

•      All-cash transaction at $37.00 per share provides superior value to Veoneer shareholders

•      Acquisition agreement structure positions all of Veoneer’s businesses for success

•      Augments Qualcomm’s ability to create an open and competitive ADAS platform for the global auto industry

•      SSW Partners to acquire Veoneer’s RCS and Active Safety businesses and lead the process to find long-term strategic partners

SAN DIEGO, NEW YORK and STOCKHOLM, October 4, 2021 /PRNewswire/ -- Qualcomm Incorporated (NASDAQ: QCOM) and SSW Partners, a New York-based investment partnership (“SSW Partners”), today announced they have reached a definitive agreement to acquire Veoneer, Inc. (NYSE: VNE; SSE: VNE SDB) for $37.00 per share in an all-cash transaction, representing a total equity value for Veoneer of $4.5 billion. Veoneer has terminated its prior acquisition agreement with Magna International Inc. (“Magna”) and canceled its October 19, 2021, special meeting that was previously scheduled to approve that agreement.

At closing, SSW Partners will acquire all of the outstanding capital stock of Veoneer, shortly after which it will sell the Arriver business to Qualcomm and retain Veoneer’s Tier-1 supplier businesses. SSW Partners will lead the process of finding strong, long-term strategic partners. This transaction structure facilitates the long-term success of all Veoneer’s businesses.

Having already demonstrated a successful partnership with Arriver, Qualcomm believes that the Arriver business will thrive at Qualcomm. Upon close of the transactions, Qualcomm will incorporate Arriver’s Computer Vision, Drive Policy and Driver Assistance assets into its leading Snapdragon Ride™ Advanced Driver Assistance Systems (ADAS) solution. This will augment Qualcomm’s ability to deliver an open and competitive ADAS platform for automakers and Tier-1s at scale.

SSW Partners will work with Veoneer’s management to ensure the pursuit of Veoneer’s existing business plan and to identify strong, long-term strategic partners for the Restraint Control Systems (RCS) and Active Safety businesses. The principals of SSW Partners have substantial investing, operating and transaction experience internationally, as well as a track record of success in collaborating with management teams in multiple geographies and industries. They are experienced investors and advisors in both Europe and the automotive sector and will prioritize the smooth continuation of business activities for the customers and employees of the RCS and Active Safety businesses. SSW Partners’ investment in Veoneer will represent its first capital commitment as a partnership since its founding at the beginning of the year.

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“Qualcomm is the natural owner of Arriver. By integrating these assets, Qualcomm accelerates its ability to deliver a leading and horizontal ADAS solution as part of its digital chassis platform,” said Cristiano Amon, president and CEO of Qualcomm Incorporated. “We believe that this transaction and structure benefits both Qualcomm’s and Veoneer’s shareholders, positions all of Veoneer’s businesses for success and provides a compelling opportunity to customers and employees.”

“This transaction creates superior value for our shareholders,” said Jan Carlson, Chairman, President and CEO of Veoneer. “It also provides attractive opportunities to our Arriver team at Qualcomm and allows our other businesses to find long-term industrial partners where they can continue to develop.”

Mr. Carlson continued, “Our board and management team remain focused on delivering on our objectives, driving continuous improvements across the organization and launching new technologies and programs for our customers. Despite significant industry-wide challenges, our team has done an outstanding job positioning Veoneer for success, building on our leading ecosystem of partners, cutting-edge technology and a strong order book.”

“We are excited to partner with Qualcomm to acquire Veoneer,” said Antonio Weiss and Josh Steiner of SSW Partners. “While Qualcomm focuses on the Arriver business, we will focus on finding strong, long-term strategic homes for the rest of Veoneer’s businesses – we are committed to ensuring that Veoneer’s employees prosper, the businesses continue to innovate and grow and customers continue to have uninterrupted access to the outstanding service and quality for which Veoneer is known. We have high regard for Veoneer’s management team and look forward to partnering with them to ensure a successful outcome for all stakeholders.”

Transaction Details

The cash purchase price of $37.00 per share represents an 18% premium to Veoneer’s prior agreement with Magna, and an 86% premium to the unaffected share price prior to the announcement of the Magna agreement. The transaction has been approved by the boards of directors of Qualcomm and Veoneer and is subject to approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in the United States, certain European foreign direct investment approvals, approval by Veoneer stockholders and other customary conditions. The transaction is expected to close in 2022.

The announcement follows the Veoneer board’s determination, with the assistance of its financial and legal advisors, that a formal acquisition offer Veoneer received from Qualcomm and SSW Partners on October 1, 2021 constitutes a “Superior Proposal” under the terms of Veoneer’s merger agreement with Magna dated July 22, 2021. Magna has waived its right to submit a revised proposal to Veoneer.

Centerview Partners LLC and Evercore Group L.L.C. acted as financial advisors to Qualcomm and Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as legal counsel. Davis Polk & Wardwell acted as legal counsel to SSW Partners. Morgan Stanley and Rothschild & Co. acted as financial advisors to Veoneer, and Skadden, Arps, Slate, Meagher & Flom LLP acted as legal counsel.

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Veoneer’s regulatory filings related to this announcement will be found at:

https://www.veoneer.com/en/sec-filings

About Qualcomm

Qualcomm is the world's leading wireless technology innovator and the driving force behind the development, launch, and expansion of 5G. When we connected the phone to the internet, the mobile revolution was born. Today, our foundational technologies enable the mobile ecosystem and are found in every 3G, 4G and 5G smartphone. We bring the benefits of mobile to new industries, including automotive, the internet of things, and computing, and are leading the way to a world where everything and everyone can communicate and interact seamlessly.

Qualcomm Incorporated includes our licensing business, QTL, and the vast majority of our patent portfolio. Qualcomm Technologies, Inc., a subsidiary of Qualcomm Incorporated, operates, along with its subsidiaries, substantially all of our engineering, research and development functions, and substantially all of our products and services businesses, including our QCT semiconductor business.

About SSW Partners LP

SSW Partners invests in high-quality businesses and collaborates with partners to create enduring value for all stakeholders. We focus on businesses that consistently invest in their products and people, have built their reputations based on the quality of the goods they produce or services they provide, who have demonstrated the capacity for innovation and constant improvement, and who prioritize the interests of all stakeholders, including employees, customers, owners, and the communities in which the businesses operate.

About Veoneer

Veoneer, Inc. is a worldwide leader in automotive technology. Our purpose is to create trust in mobility. We design, develop, and manufacture state-of-the-art software, hardware and systems for occupant protection, advanced driving assistance systems, and collaborative and automated driving to OEMs globally. Headquartered in Stockholm, Sweden, Veoneer has 7,500 employees in 11 countries. In 2020, sales amounted to $1.37 billion. The Company is building on a heritage of close to 70 years of automotive safety development. In 2018, Veoneer became an independent, publicly traded company listed on the New York Stock Exchange (NYSE: VNE) and on the Nasdaq Stockholm (SSE: VNE SDB).

Qualcomm Automotive solutions, including the Snapdragon Ride ADAS solution and Digital Chassis platform, are products of Qualcomm Technologies, Inc. and/or its subsidiaries.

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Note Regarding Forward-Looking Statements

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “may”, “plan”, “project”, “predict”, “should” and “‘will” and similar expressions as they relate to Qualcomm, SSW Partners, SSW Merger Sub Corp or Veoneer are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties concerning the approval of the transaction by Veoneer’s stockholders, the parties’ ability to close the proposed transaction, the expected closing date of the transaction, the anticipated benefits and synergies of the transaction, anticipated future combined businesses, operations, products and services, and liquidity, debt repayment and capital return expectations. Actual events or results may differ materially from those described in this document due to a number of important factors. These factors include, among others, the outcome of regulatory reviews of the proposed transaction; the ability of the parties to complete the transaction; the ability of SSW and Qualcomm to successfully complete the sale of Veoneer’s Arriver business to Qualcomm and retain Veoneer’s other businesses (which are Tier-1 supplier businesses); SSW’s and Qualcomm’s ability to integrate Veoneer’s businesses, assets, operations, sales and distribution channels, business and financial systems and infrastructures, research and development, technologies, products, services and employees; the ability of the parties to retain their customers and suppliers; the ability of the parties to minimize the diversion of their managements’ attention from ongoing business matters; and other risks detailed in Qualcomm’s and Veoneer’s filings with the United States Securities and Exchange Commission (“SEC”), including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K and Veoneer’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com, and SEC filings for Veoneer are available in the Investor Relations section of Veoneer’s website at https://www.veoneer.com/en/investors. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of Veoneer pursuant to a definitive Agreement and Plan of Merger (the “merger agreement”) between Veoneer, Qualcomm, SSW Partners and SSW Merger Sub Corp, a Delaware corporation and a direct, wholly owned subsidiary of SSW Partners. In connection with the proposed merger, Veoneer intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement which will be mailed or otherwise disseminated to Veoneer’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VEONEER AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about Veoneer or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC’s website at www.sec.gov, or from Veoneer at https://www.veoneer.com/en/investors or by directing a request to Veoneer’s Investor Relations Department at thomas.jonsson@veoneer.com.

Participants in the Solicitation

Veoneer and certain of its directors and executive officers may be deemed to be “participants” in the solicitation of proxies from Veoneer’s stockholders in connection with the merger. Information about Veoneer’s directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in Veoneer’s proxy statement on Schedule 14A for its 2021 annual meeting of stockholders filed with the SEC on March 29, 2021. To the extent holdings of Veoneer’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement filed with the SEC regarding the proposed merger, if and when it becomes available.

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This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Veoneer Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. The reader is cautioned not to rely on these forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Risks and uncertainties include, but are not limited to: (i) the merger may involve unexpected costs, liabilities or delays; (ii) the failure to satisfy the conditions to the consummation of the transaction, including approval of the merger by Veoneer’s stockholders and the receipt of certain governmental and regulatory approvals on the terms or at the timing expected; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iv) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (v) risks related to diverting management attention from ongoing business operations; (vi) the business of Veoneer may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; and (vii) the outcome of any legal proceedings that may be instituted against Veoneer or Qualcomm related to the merger agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Veoneer’s financial condition, results of operations, credit rating or liquidity.

You should carefully consider the foregoing factors and the other risks and uncertainties relating to Veoneer described in Veoneer’s Annual Report on Form 10-K for the most recently completed fiscal year, and other reports and documents filed by Veoneer from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Veoneer assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Veoneer does not give any assurance that it will achieve its expectations.

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This report is information that Veoneer is obliged to make public pursuant to the EU Market Abuse Regulation. The information was submitted for publication, through the agency of the EVP Communications and IR set out above, at 15:00 CET on October 4, 2021.

Qualcomm Contacts:

Pete Lancia, Corporate Communications

Phone: 1-858-845-5959

Email: corpcomm@qualcomm.com

Mauricio Lopez-Hodoyan, Investor Relations

Phone: 1-858-658-4813

Email: ir@qualcomm.com

Veoneer Contact:

Thomas Jönsson, EVP Communications & IR,

Phone: +46 (0)8 527 762 27

Email: thomas.jonsson@veoneer.com

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